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                                                                    EXHIBIT 10.7

TO: The Lenders under the Amended and Restated Credit Agreement (LETTER OF CREDIT AND HEDGED INVENTORY FACILITY) dated as of May 4, 2001 (the "Agreement") among Plains Marketing, L.P. ("Borrower"), All American Pipeline, L.P. and Plains All American Pipeline, L.P., as guarantors, Fleet National Bank, as Administrative Agent, and the Lenders named therein.

           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Ladies and Gentlemen:

     Plains MLP proposes to issue Indebtedness pursuant to Section 7.1(g) of the Agreement and has requested that Section 7.1(g) of the Agreement be amended to permit such Indebtedness to be incurred with rights of optional redemption, provided that each Restricted Person agree not to exercise such right without the written consent of Majority Lenders, and otherwise as provided in Section 7.1(g). Accordingly, to effect this agreement on each Restricted Person, clause
(1) of Section 7.1(g) of the Agreement is hereby amended to read as follows:

     (1) such Indebtedness shall not permit mandatory redemption by any holder thereof solely at the option of any such holder, nor any stated maturity, in each case prior to the Maturity Date,

and a new proviso is hereby added at the end of Section 7.1(g) immediately following ";", to read as follows:

     provided, further, each Restricted Person hereby covenants and agrees that it will not optionally redeem, or make any payment on or with respect to the optional redemption of such Indebtedness (or any portion thereof) prior to the Maturity Date without the written consent of Majority Lenders;

     The effectiveness of this Amendment shall be conditioned upon the contemporaneous effectiveness of an amendment to the Revolver Agreement on substantially identical terms. Please execute a copy of this letter in the space provided below to evidence your consent to the foregoing and fax a copy to the Administrative Agent (c/o Terry Ronan) at 617-434-3652 by 12:00 noon, Tuesday, June 26th. The foregoing amendment shall become effective upon consent of Majority Lenders.

     Thank you for your assistance on such short notice.

                                       FLEET NATIONAL BANK, Administrative Agent

                                       By:   /s/ Terrence Ronan
                                          --------------------------------------
                                           Terrence Ronan, Managing Director
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We hereby consent to the foregoing


-------------------------------------
[Name of Lender]

By:
   ----------------------------------
    Name:
    Title:
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PLAINS MARKETING, L.P., Borrower
ALL AMERICAN, L.P., Guarantor
PLAINS ALL AMERICAN PIPELINE, L.P., Guarantor

By:  Plains AAP, L.P., General Partner

By:  Plains All American GP LLC, its General Partner

     By:
        ------------------------------------------
              Tim Moore, Vice President